DUNHAM FUNDS

Dunham Floating Rate Bond Fund

Class A (DAFRX) | Class C (DCFRX) | Class N (DNFRX)

Dunham High-Yield Bond Fund

Class A (DAHYX) | Class C (DCHYX) | Class N (DNHYX)

Supplement dated December 30, 2025 to the
Statutory Prospectus (the “Prospectus”) dated March 1, 2025

This Supplement updates and supersedes any contrary information contained in the Prospectus.

PineBridge Investments LLC (“PineBridge”), the sub-adviser to the Dunham Floating Rate Bond Fund and the Dunham High-Yield Bond Fund, has been acquired by MetLife Investment Management (MIM), the institutional asset management business of MetLife, Inc. (NYSE: MET), effective December 30, 2025. The portfolio management team, investment strategies and sub-advisory fees remain unchanged.

Reference is made to the section entitled “Sub-Advisers and Sub-Adviser Portfolio Managers” beginning on page 103 of the Prospectus. Effective immediately, the first paragraph under the sub-heading “Dunham Floating Rate Bond Fund” is deleted in its entirety and replaced with the following information:

PineBridge, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, serves as the Sub-Adviser for the Dunham Floating Rate Bond Fund. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investment Holdings US LLC which is a wholly-owned subsidiary of Metlife Investment Management Holdings, LLC, a wholly-owned subsidiary of MetLife, Inc. PineBridge provides investment advice and markets asset management products and services to clients globally. As of December 31, 2024, PineBridge managed approximately $190.3 billion in assets.

Reference is made to the section entitled “Sub-Advisers and Sub-Adviser Portfolio Managers” beginning on page 103 of the Prospectus. Effective immediately, the first paragraph under the sub-heading “Dunham High-Yield Bond Fund” is deleted in its entirety and replaced with the following information:

PineBridge, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, serves as the Sub-Adviser for the Dunham Floating Rate Bond Fund. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investment Holdings US LLC which is a wholly-owned subsidiary of Metlife Investment Management Holdings, LLC, a wholly-owned subsidiary of MetLife, Inc. PineBridge provides investment advice and markets asset management products and services to clients globally. As of December 31, 2024, PineBridge managed approximately $190.3 billion in assets.

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If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference